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                                                              EXHIBIT 10(iii)(J)


                        DALLAS SEMICONDUCTOR CORPORATION

                                  AMENDMENT TO
                EXECUTIVE DEFERRED COMPENSATION PLAN, AS AMENDED


         RESOLVED, that, effective immediately, clause (iii) of Section 1.4 of the Corporation's Executive Deferred Compensation Plan be, and the same hereby is, deleted.

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                             SECRETARY'S CERTIFICATE


         I, Marla K. Suggs, Corporate Secretary of Dallas Semiconductor Corporation, a Delaware corporation, do hereby certify that the attached resolutions were duly adopted by the Board of Directors of the Corporation, at a meeting duly called and held on November 18, 2000, at which a quorum was present and voting throughout, and that said resolutions are still in full force and effect and have not in anywise been amended, modified or rescinded:

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on this, the 5th day of February, 2001.


                                             /s/ Marla K. Suggs
                                             -----------------------------------
                                             Marla K. Suggs
                                             Corporate Secretary